                                                                    EXHIBIT 10.4


                             STOCK PLEDGE AGREEMENT


     THIS STOCK PLEDGE AGREEMENT (the "Pledge Agreement" or the "Agreement"),
                                       ----------------          ---------
dated as of October 9, 1997 made by ATWOOD CONVENTION PUBLISHING, INC. ("ATWOOD"), a Missouri corporation, GALAXY REGISTRATION, INC. ("GALAXY"), a Maryland corporation, G.E.M. COMMUNICATIONS, INC. ("G.E.M."), a Maryland corporation, TRANSPORTATION INFORMATION SERVICES, INC. ("TISI"), an Oklahoma corporation, T/SF INVESTMENT CO. ("T/SF INVESTMENT"), a Delaware corporation, and T/SF OF NEVADA, INC. ("T/SF NEVADA"), a Nevada corporation (each of ATWOOD, GALAXY, G.E.M., TISI, T/SF INVESTMENT, and T/SF NEVADA being a "Pledgor", and
                                                                -------
collectively the "Pledgors" which terms shall include their successors and
                  --------
assigns), in favor of FIRST UNION NATIONAL BANK, as Administrative Agent (in such capacity, the "Administrative Agent") for the several banks, other
                    --------------------
financial institutions and other investors (collectively, the "Lenders") from
                                                               -------
time to time parties to the Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement"), among T/SF COMMUNICATIONS CORPORATION (the "Borrower"), the Lenders
---------                                                --------
and FIRST UNION NATIONAL BANK (the "Administrative Agent").


                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make Revolving Loans to the Borrower upon the terms and subject to the conditions set forth therein;

     WHEREAS, the Pledgors are the legal and beneficial owners of the shares of Pledged Stock (as hereinafter defined);

     WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Revolving Loans to the Borrower under the Credit Agreement that the Pledgors shall have executed and delivered this Pledge Agreement to the Administrative Agent for the ratable benefit of the Lenders; and

     WHEREAS, the Pledgors will receive a substantial benefit from the Revolving Loans and desire that the Lenders make their respective Revolving Loans to the Borrower pursuant to the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Revolving Loans under the Credit Agreement, the Pledgors hereby jointly and severally agree with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

     1.  Defined Terms. (a)  Unless otherwise defined herein, terms defined in
         -------------
the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. For purposes of this Agreement, the term "Lender" shall
                                                                 ------
include any Affiliate of any Lender which has entered into an Interest Protection Agreement with the Borrower pursuant to the Credit Agreement with respect to the obligations thereunder.

     (b) The following terms shall have the following meanings:

     "Agreement":  this Pledge Agreement, as the same may be amended, modified
      ---------
or otherwise supplemented from time to time.

     "Code":  the Uniform Commercial Code from time to time in effect in the
      ----
State of North Carolina.

     "Collateral":  the Pledged Stock and all Proceeds thereof.
      ----------

     "Collateral Account":  any account established to hold money Proceeds,
      ------------------
maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders as provided in Section 8(a).

     "Obligations":  the collective reference to the unpaid principal of and
      -----------
interest on (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Revolving Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Revolving Loans and all other obligations and liabilities of the Borrower, of the Pledgors and of any other Credit Party executing an agreement similar to the Pledge Agreement, in each case to the Administrative Agent and the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Revolving Notes, this Agreement, the other Credit Documents, any Interest Protection Agreement entered into by the Borrower with any Lender pursuant to the Credit Agreement with respect to the obligations thereunder or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by the Borrower or the Pledgors pursuant to the terms of the Credit Agreement, this Agreement, any other Credit Document or any Interest Protection Agreement entered into by the Borrower with any Lender pursuant to the Credit Agreement with respect to the obligations thereunder).

     "Permitted Transfer":  any sale, assignment, transfer, exchange or other
      ------------------
disposition of any Pledged Stock by either Pledgor or any permitted successor or assign, whether in exchange for money or other property, gift, bequest or otherwise, expressly permitted under the Credit Agreement and under the terms of this Agreement.

     "Pledged Stock":  the shares of the Capital Stock of each Subsidiary (each
      -------------
a "Company" and hereinafter, the "Companies") that are owned by each Pledgor
   -------                        ---------
(Schedule 1 hereto setting forth each class of Capital Stock of each Company and
-----------
the percentage thereof owned by each Pledgor), together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any Company to such Pledgor or other Person in respect of the Pledged Stock while this Agreement is in effect and any other stock or equity interest obtained by any Pledgor or any Person in any Company during the term hereof.

     "Proceeds":  all "proceeds" as such term is defined in Section 9-306(1) of
      --------
the Uniform Commercial Code in effect in the State of North Carolina and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

     "Securities Act":  the Securities Act of 1933, as amended.
      --------------

     (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

     (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     "Transfer":  as defined in Section 5(b).
      --------

     2.  Pledge; Grant of Security Interest.  Each Pledgor hereby delivers to
         ----------------------------------
the Administrative Agent, for the ratable benefit of the Lenders, all of the Pledged Stock of such Pledgor and hereby grants to the Administrative Agent, for the ratable benefit of the Lenders, a first security interest in the Collateral of such Pledgor, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

     3.  Stock Powers.  Concurrently with the delivery to the Administrative
         ------------
Agent of each certificate of each Pledgor representing one or more shares of Pledged Stock of such Pledgor to the Administrative Agent, such Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank with, if the Administrative Agent so requests, signature guaranteed.

     4.  Representations and Warranties.  Each Pledgor represents and warrants
         ------------------------------
that:

     (a) Except as set forth on Schedule 1, the shares of Pledged Stock
                                ----------
     identified in Schedule 1 constitute all the issued and outstanding shares
                   ----------
     of all classes of Capital Stock and equity interests of any kind of each Company.

     (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

     (c) Such Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interests created by this Agreement.

     (d) Upon delivery by each Pledgor to the Administrative Agent of the stock certificates evidencing the Pledged Stock identified in Schedule 1, the
                                                             ----------
     security interest created by this Agreement will constitute a valid, perfected first priority security interest in the Pledged Stock of each Pledgor and the other Collateral arising therefrom, enforceable in accordance with its terms against all creditors of the Pledgors, or any of them, any Company or any Persons purporting to purchase any Collateral from any Pledgor or any Company, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law).

     5.  Covenants.  The Pledgors jointly and severally covenant and agree with
         ---------
the Administrative Agent and the Lenders that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

     (a) If any Pledgor shall, as a result of its ownership of any Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of any Pledged Stock, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly endorsed by such Pledgor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Pledgor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Upon the occurrence and during the continuance of an Event of Default, any sums paid upon or in respect of the Pledged Stock as a dividend or other distribution or upon the liquidation or dissolution of any Company shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Company or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by any Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Lenders, segregated from other funds of such Pledgor, as additional collateral security for the Obligations.

     (b) Without the prior written consent of the Administrative Agent, no Pledgor will (1) vote to enable, or take any other action to permit, any Company to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or equity securities of any nature of any Company, (2) except for any Permitted Transfer, sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral or any portion thereof, (3) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interests created by this Agreement or (4) enter into any agreement or undertaking restricting the right or ability of any Company or the Administrative Agent to sell, assign or transfer any of the Collateral. Notwithstanding the foregoing, any sale, assignment, transfer, exchange or other disposition (specifically excluding any collateral assignment or other transaction that permits to exist any Lien) (in each case, a "Transfer"), of any Pledged Stock shall be permitted hereunder so long as
     ---------
     the following conditions shall be satisfied:

     (i) No Default or Event of Default shall exist prior to, and taking into account, the proposed Transfer, including without limitation pursuant to Section 7(h) of the Credit Agreement, or immediately thereafter;

     (ii) The transferee with respect to such Transfer shall have executed and delivered a stock pledge agreement in substance and form similar in all material respects to this Agreement and shall have agreed to be bound thereby;

     (iii) The Administrative Agent shall have received on behalf of the Lenders an opinion of counsel (reasonably acceptable to the Administrative Agent) of the transferee and similar in content to the opinion of counsel for the Pledgors rendered on the Closing Date in connection with the closing of the transactions contemplated by the Credit Agreement;

     (iv) The transferee of the Transfer shall have delivered an undated stock power covering the certificate or certificates to be issued to such transferee, such undated stock power to be duly executed in blank and the Administrative Agent shall have received a written agreement from the transferee pursuant to which such transferee agrees, immediately upon receipt, to deliver any certificate or certificates issued to such Person in connection with the Transfer to the Administrative Agent to be held by it on behalf of the Lenders pursuant to this Agreement; and

     (v) The Administrative Agent shall have received on behalf of the Lenders such other assurances as it or any Lender shall reasonably require.

     Upon satisfaction by the transferring Pledgor and the transferee of the conditions set forth herein, in such case, the Administrative Agent shall deliver the certificate evidencing the Pledged Stock of the transferor Pledgor that is subject to the Permitted Transfer to an Authorized Signatory which certificate the Authorized Signatory and the Pledgors shall cause to be canceled and shall immediately thereafter cause a new certificate evidencing the shares of the Pledged Stock subject to the Permitted Transfer to be issued in the name of the transferee and shall deliver such certificate to the Administrative Agent to be held pursuant to and under the terms of this Agreement.

     (c) Each Pledgor shall maintain the security interest created by this Agreement as a first, perfected security interest and shall defend such security interest against claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Pledgors, the Pledgors and each of them will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent or any Lender may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

     (d) The Pledgors shall pay, and save the Administrative Agent and the Lenders harmless from, any and all liabilities (i) with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral and (ii) in connection with any of the transactions contemplated by this Agreement, except for any such liabilities which result from the gross negligence or willful misconduct of the Administrative Agent.

     6.  Permitted Distributions; Dividends; Voting Rights.  Unless an Event of
         -------------------------------------------------
Default shall have occurred and be continuing, the Pledgors shall be permitted to receive all cash dividends and similar distributions paid in the normal course of business of the Companies and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall
                                          --------  -------
be cast or corporate right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Credit Document.

     7.  Rights of the Lenders and the Administrative Agent.
         --------------------------------------------------

     (a) All money Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent for the benefit of the Lenders in a Collateral Account. All Proceeds while held by the Administrative Agent in a Collateral Account (or by the Pledgors or any of them in trust for the Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 8(a).

     (b) If an Event of Default shall occur and be continuing, (1) the Administrative Agent shall have the right to receive any and all cash dividends and other distributions paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as the Administrative Agent may determine, and (2) all shares of the Pledged Stock shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of any Company or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Company, or upon the exercise by any Pledgor or the Administrative Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

     8.  Remedies.
         --------

     (a) If an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as the Administrative Agent may elect.

     (b) If an Event of Default shall have occurred and be continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Administrative Agent, without resort to any other collateral or remedy under any Credit Document or demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Pledgor or any other Person (including without limitation the Borrower) (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Pledgor, which right or equity of redemption is hereby waived or released. The Administrative Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Administrative Agent, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Pledgors. To the extent permitted by applicable law, each Pledgor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by it of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

     9.  [Intentionally Omitted]

     10.  Irrevocable Authorization and Instruction to Borrower.  The Pledgors
          -----------------------------------------------------
hereby authorize and instruct the Companies (and each of them) to comply with any instruction received by the Pledgors (or any of them) from the Administrative Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgors (or any of them), and the Pledgors agree that each Company shall be fully protected in so complying.

     11.  Administrative Agent's Appointment as Attorney-in-Fact.
          ------------------------------------------------------

     (a) The Pledgors and each of them hereby irrevocably constitute and appoint the Administrative Agent and any officer or agent of the Administrative Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgors and each of them and in the name of the Pledgors and each of them or in the Administrative Agent's own name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsement, assignment or other instruments of transfer.


     (b) The Pledgors and each of them hereby ratify all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in Section 11(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     12.  Duty of Administrative Agent.  The Administrative Agent's sole duty
          ----------------------------
with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account, except that the Administrative Agent shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Neither the Administrative Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

     13.  Execution of Financing Statements.  Pursuant to Section 9-402 of the
          ---------------------------------
Code, the Pledgors and each of them authorize the Administrative Agent to file financing statements with respect to the Collateral without the signature of the Pledgors and any of them in such form and in such filing offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

     14.  Authority of Administrative Agent.  Each Pledgor acknowledges that the
          ---------------------------------
rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Pledgors and each of them, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither such Pledgor nor any Company shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

     15.  Notices.  All notices shall be given or made in accordance with
          -------
Section 9.2 of the Credit Agreement and if to any Pledgor, addressed as set forth below the signature line for such Pledgor.

     16.  Severability.  Any provision of this Agreement which is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     17.  Amendments in Writing; No Waiver; Cumulative Remedies.
          -----------------------------------------------------

     (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgors and the Administrative Agent, provided that any
                                                            --------
     provision of this Agreement may be waived by the Administrative Agent and the Majority Lenders (or such greater number or percentage of Lenders as provided in the Credit Agreement) in a letter or agreement executed by the Administrative Agent or by facsimile transmission from the Administrative Agent.

     (b) Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 17(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion.

     (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     18.  Section Headings.  The section headings used in this Agreement are for
          ----------------
convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     19.  Successors and Assigns.  This Agreement shall be binding upon the
          ----------------------
successors and assigns of each Pledgor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns, provided that the Pledgors may not assign their rights or obligations under this Agreement, except as otherwise expressly provided in Section 5(b) hereof, without the prior written consent of the Administrative Agent and any such purported assignment shall be null and void.

     20.  Joint and Several Obligations.  Each Pledgor hereby acknowledges that
          -----------------------------
the obligations hereunder are joint and several obligations of the Shareholders.

     21.  Arbitration; Consent to Jurisdiction and Service of Process.
          -----------------------------------------------------------

     (a) Upon demand of any party hereto, whether made before or after institution of any judicial action, any dispute, claim or controversy arising out of or connected with the Credit Documents ("Disputes") shall be
                                                             --------
     resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions and claims arising from Credit Documents executed in the future. Arbitration shall be conducted under the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association and Title 9 of
     ------------------
     the U.S. Code. All arbitration hearings shall be conducted in Charlotte, Mecklenburg County, North Carolina or any place agreed to in writing by the parties. A judgment upon the award may be entered in any court having jurisdiction, and all decisions shall be in writing. The panel from which all arbitrators are selected shall be comprised of licensed attorneys having at least ten years' experience representing parties in lending transactions. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to Interest Protection Agreements.

     (b) Notwithstanding the preceding binding arbitration provision, the Administrative Agent and Lenders preserve certain remedies that may be exercised during a Dispute. The Administrative Agent and Lenders shall have the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Credit Documents or under applicable law, (ii) all rights of self help including peaceful occupation of real property and collection of rents, set-off and peaceful possession of personal property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment and appointment of receiver, (iv) when applicable, a judgment by confession of judgment and (v) other remedies. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

     (c) By execution and delivery of this Agreement, the Pledgors (and each of them) accept, for themselves and in connection with their properties, generally and unconditionally, the non-exclusive jurisdiction relating to any arbitration proceedings conducted under the Arbitration Rules in Charlotte, Mecklenburg County, North Carolina and irrevocably agree to be bound by any final judgment rendered thereby in connection with this Agreement from which no appeal has been taken or is available. The Pledgors irrevocably agree that all process in any such arbitration proceedings or otherwise may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in Section 15 or at such other address of which the Administrative Agent shall have been notified pursuant thereto, such service being hereby acknowledged by the Pledgors to be effective and binding service in every respect. The Pledgors, the Administrative Agent and the Lenders irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any such action or proceeding in any such jurisdiction. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Administrative Agent or the Lenders to bring proceedings against the Pledgors or any of them in any court or pursuant to arbitration proceedings in any other jurisdiction.

     22.  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE
          -------------
PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NORTH CAROLINA.


                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.


                                    FIRST UNION NATIONAL BANK
                                    as Administrative Agent


                                    By:
                                          ---------------------------
                                    Name:
                                          ---------------------------
                                    Title:
                                          ---------------------------


                  [Signatures continued on the following page]

                              PLEDGORS:

                              ATWOOD CONVENTION PUBLISHING, INC.
                              GALAXY REGISTRATION, INC.
                              G.E.M. COMMUNICATIONS, INC.
                              TRANSPORTATION INFORMATION SERVICES, INC.
                              T/SF INVESTMENT CO.
                              T/SF OF NEVADA, INC.


                              By:
                                      ---------------------------
                              Name:
                                      ---------------------------
                              Title:
                                      ---------------------------

                              ATWOOD CONVENTION PUBLISHING, INC.
                              Address:
                                       ---------------------------

                                       ---------------------------

                                       ---------------------------

                                       ---------------------------


                              GALAXY REGISTRATION, INC.
                              Address:
                                       ---------------------------

                                       ---------------------------

                                       ---------------------------

                                       ---------------------------


                              G.E.M. COMMUNICATIONS, INC.
                              Address:
                                       ---------------------------

                                       ---------------------------

                                       ---------------------------

                                       ---------------------------

                              TRANSPORTATION INFORMATION SERVICES, INC.
                              Address:
                                       ---------------------------

                                       ---------------------------

                                       ---------------------------

                                       ---------------------------

                              T/SF INVESTMENT CO.
                              Address:
                                       ---------------------------

                                       ---------------------------

                                       ---------------------------

                                       ---------------------------




                              T/SF OF NEVADA, INC.
                              Address:
                                        ---------------------------

                                        ---------------------------

                                        ---------------------------

                                        ---------------------------

                   SCHEDULE 1 - DESCRIPTION OF PLEDGED STOCK

                                                                        Total
                                                                      Percentage
                                   Certificate         No. of             of
Subsidiary         Class                No.            Shares         Ownership
----------         -----                ---            ------         ----------

                                   SCHEDULE 2
                                   ----------
                                       to
                             Stock Pledge Agreement

                            Irrevocable Stock Power
                            -----------------------


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the
following shares of Capital Stock of [          ], a
                                      ----------     ---------------------------
corporation:


                       Certificate No.      No. of Shares
                       --------------       -------------



and irrevocably appoints

[-------------------------------------------------------------------------------

its agent and attorney-in-fact to transfer all or any part of such Capital Stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him. The effectiveness of a transfer pursuant to this stock power shall be subject to any and all transfer restrictions referenced on the face of the certificates evidencing such interest or in the certificate of incorporation or bylaws of the subject corporation, to the extent they may from time to time exist.


Date:                               PLEDGOR:
      -----------

                                    By:
                                         -----------------------------
                                    Name:
                                         -----------------------------